UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 3, 2012

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

111 Barclay Boulevard
Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 3, 2012, BioSante Pharmaceuticals, Inc., a Delaware corporation (“BioSante”), entered into an agreement and plan of merger (the “Merger Agreement”) with ANIP Acquisition Company, a Delaware corporation d/b/a ANI Pharmaceuticals, Inc. (“ANI”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, ANI will merge with and into BioSante (the “Merger”), with BioSante continuing as the surviving company.

At the effective time of the Merger (the “Effective Time”), each outstanding share of capital stock of ANI will be converted into the right to receive a number of shares of BioSante common stock, if any, as determined pursuant to the exchange ratio described in the Merger Agreement (the “Exchange Ratio”) and the provisions of ANI’s certificate of incorporation, and all options, warrants or other rights to purchase shares of capital stock of ANI, will be canceled without consideration therefor, except for certain warrants which although not cancelled will not represent the right to acquire any equity or other interest in the combined company after the merger.  No fractional shares of BioSante common stock will be issued in connection with the Merger, and holders of ANI capital stock will be entitled to receive cash in lieu thereof.  Following the consummation of the transactions contemplated by the Merger Agreement, the current stockholders of ANI are expected to own approximately 53% of the outstanding shares of common stock of the combined company, and current stockholders of BioSante are expected to own approximately 47% of the outstanding shares of common stock of the combined company.  The Exchange Ratio is subject to potential adjustment as described in the Merger Agreement depending upon the amount of “net cash” of BioSante, as defined in the Merger Agreement and generally consisting of BioSante’s cash and cash equivalents less certain expenses and liabilities, as of a determination date prior to the closing date of the Merger, but in no event will the current ANI stockholders own less than 50.1% (or the current BioSante stockholders own more than 49.9%) of the outstanding shares of common stock of the combined company.  The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors of the combined company will consist of five former directors of ANI and two former directors of BioSante, and ANI’s current executive officers are expected to serve as executive officers of the combined company.  In connection with the Merger, BioSante will seek to amend its certificate of incorporation to: (i) effect a reverse split of BioSante common stock at a ratio between the range of 1:2 and 1:5, as determined by BioSante and ANI, which is intended to ensure that the listing requirements of The NASDAQ Global Market or The NASDAQ Capital Market are satisfied; and (ii) change the name of BioSante to “ANI Pharmaceuticals, Inc.” or another name as designated by ANI (together, the “Charter Amendments”).   No fractional shares of BioSante common stock will be issued in connection with the reverse split and holders of BioSante common stock will be entitled to receive cash in lieu thereof.

Consummation of the Merger is subject to a number of conditions, including, but not limited to (i) the adoption and approval of the Merger Agreement and the transactions contemplated thereby by both BioSante’s and ANI’s stockholders and the approval of the Charter Amendments by BioSante’s stockholders; (ii) the effectiveness of a Form S-4 registration statement to be filed by BioSante with the Securities and Exchange Commission (the “SEC”) to register the shares of BioSante common stock to be issued in connection with the Merger, which will contain a joint proxy statement/prospectus; (iii) approval for the listing of shares of BioSante common stock to be issued in the Merger on The NASDAQ Global Market or The NASDAQ Capital Market; (iv) written opinions of counsel that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code; and (v) other customary closing conditions.  In addition, the obligation of ANI to effect the Merger is subject to a condition that

BioSante’s net cash, as calculated pursuant to the terms of the Merger Agreement, be no less than $17 million immediately prior to the effective time of the Merger.

Each of BioSante and ANI have made customary representations, warranties and covenants in the Merger Agreement, including among others, covenants that (i) each party will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (ii) each party will not engage in certain kinds of transactions or take certain actions during such period; (iii) ANI will convene and hold a meeting of its stockholders for the purpose of considering the adoption and approval of the Merger Agreement and the transactions contemplated thereby and the board of directors of ANI will recommend that its stockholders adopt and approve the Merger Agreement, subject to certain exceptions; and (iv) BioSante will convene and hold a meeting of its stockholders for the purpose of considering the adoption and approval of the Merger Agreement and the transactions contemplated thereby and the approval of the Charter Amendments and the board of directors of BioSante will recommend that its stockholders adopt and approve the Merger Agreement and approve the Charter Amendments, subject to certain exceptions.  Each of BioSante and ANI also has agreed not to solicit proposals relating to alternative business combination transactions or enter into discussions or an agreement concerning any proposals for alternative business combination transactions, subject to exceptions for BioSante in the event of its receipt of a “superior proposal.”

The Merger Agreement contains certain termination rights in favor of each of ANI and BioSante in certain circumstances. If the Merger Agreement is terminated due to certain triggering events specified in the Merger Agreement, BioSante will be required to pay ANI a termination fee of up to $1.0 million or ANI will be required to pay BioSante a termination fee of up to $750,000. The Merger Agreement also provides that under specified circumstances, BioSante may be required to reimburse ANI up to $500,000 for ANI’s expenses in connection with the transaction. Any expenses paid by BioSante will be credited against the $1.0 million termination fee if the termination fee subsequently becomes payable by BioSante.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.  The Merger Agreement and related description are intended to provide you with information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about BioSante in its reports filed with the SEC or ANI.  In particular, the Merger Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to BioSante or ANI.  The representations and warranties have been negotiated with the principal purpose of not establishing matters of fact, but rather as a risk allocation method establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise.  The assertions embodied in the representations and warranties made by ANI and BioSante in the Merger Agreement are qualified in information contained in confidential disclosure schedules that ANI and BioSante have delivered to each other in connection with the signing of the Merger Agreement made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts.  The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws.  Stockholders of BioSante and ANI are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of BioSante, ANI or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Voting Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain of ANI’s stockholders, who collectively hold approximately 90 percent of the outstanding shares of ANI capital stock as of the close of business on October 3, 2012,  entered into voting agreements with BioSante, in substantially the form of Exhibit 10.1 hereto (the “ANI Voting Agreements”), pursuant to which each stockholder agreed to vote its shares of ANI capital stock in favor of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and against certain transactions or certain actions that would delay, prevent or nullify the Merger or the transaction contemplated by the Merger Agreement.  In addition, one of the stockholders of ANI, who holds approximately 57 percent of the outstanding shares of ANI capital stock as of the close of business on October 3, 2012, has agreed to vote in favor of the election of the two directors designated by BioSante at the first annual meeting of stockholders following the completion of the Merger (the “Director Voting Agreement”).

In addition, certain of BioSante’s stockholders, directors and officers, who collectively hold approximately two percent of the outstanding shares of BioSante capital stock as of the close of business on October 3, 2012, entered into voting agreements with ANI, in substantially the form of Exhibit 10.2 hereto (the “BioSante Voting Agreements”), pursuant to which each stockholder agreed to vote its shares of BioSante capital stock in favor of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and the Charter Amendments, and against certain transactions or certain actions that would delay, prevent or nullify the Merger or the transaction contemplated by the Merger Agreement.

Both the ANI Voting Agreements and the BioSante Voting Agreements will terminate upon the earlier of the consummation of the Merger or the termination of the Merger Agreement.  The Director Voting Agreement will terminate upon the earlier of the completion of the first annual meeting of stockholders following the completion of the Merger or the termination of the Merger Agreement.

The foregoing description of the ANI Voting Agreements, the Director Voting Agreement and the BioSante Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of ANI Voting Agreement, the form of Director Voting Agreement and the form of BioSante Voting Agreement, which are attached as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K, respectively, and are incorporated herein by reference.

Lock-Up Agreements

Concurrently and in connection with the execution of the Merger Agreement, ANI’s chief executive officer and chief financial officer and certain stockholders of ANI, who collectively hold approximately 85 percent of the outstanding shares of ANI capital stock as of the close of business on October 3, 2012, entered into lock-up agreements with BioSante, in substantially the form of Exhibit 10.4 hereto (the “ANI Lock-Up Agreements”), pursuant to which each stockholder will be subject to a six-month lock-up on the sale of shares of BioSante common stock received in the Merger.

Contingent Value Rights Agreement

BioSante has the right in its sole discretion to issue contingent value rights (each, a “CVR” and collectively, the “CVRs”) to existing BioSante stockholders immediately prior to the completion of the Merger.  BioSante expects that one CVR will be issued for each share of BioSante common stock outstanding as of the record date to be set at a date prior to the completion of the Merger.  However, the CVRs will not be certificated and will not be attached to the shares of BioSante common stock.  Each CVR will be a non-transferable (subject to certain limited exceptions) right to potentially receive certain cash payments in the event BioSante receives net cash payments during the ten-year period after the distribution of the rights as a result of the sale, transfer, license or similar transaction relating to BioSante’s LibiGel® program,  upon the terms and subject to the conditions set forth in a contingent value rights agreement to be entered into between BioSante and an as of yet unidentified third party, as rights agent (the “CVR Agreement”).  The aggregate cash payments to be distributed to the holders of the CVRs, if any, will be equal to 66% of the net cash payments received by BioSante as a result of the sale, transfer, license or similar transaction relating to BioSante’s LibiGel® program, as determined pursuant to the CVR Agreement, and will not exceed $40 million in the aggregate.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the CVR Agreement, which will be finalized by the parties thereto at a later date.

Item 7.01                                             Regulation FD Disclosure.

On October 4, 2012, BioSante and ANI announced the execution of the Merger Agreement described in Item 1.01 above.  A copy of the joint news release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by BioSante under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 3, 2012 by and between BioSante Pharmaceuticals, Inc. and ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc.* (filed herewith)

10.1	Form of Voting Agreement dated as of October 3, 2012 by and between certain stockholders of ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. and BioSante Pharmaceuticals, Inc. (filed herewith)

10.2	Form of Voting Agreement dated as of October 3, 2012 by and between Meridian Venture Partners II, L.P. and BioSante Pharmaceuticals, Inc. (filed herewith)

10.3

Form of Voting Agreement dated as of October 3, 2012 by and between certain directors and officers of BioSante Pharmaceuticals, Inc. and ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. (filed herewith)

10.4

Form of Lock-Up Agreement dated as of October 3, 2012 by and between the chief executive officer and chief financial officer and certain stockholders of ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. and BioSante Pharmaceuticals, Inc. (filed herewith)

Exhibit No.	Description

99.1	Joint News Release issued by BioSante Pharmaceuticals, Inc. and ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. on October 4, 2012 (furnished herewith)

*

All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. BioSante will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact included in this report that address activities, events or developments that BioSante expects, believes or anticipates will or may occur in the future are forward-looking statements including, in particular, statements about the proposed Merger between BioSante and ANI, the terms, timing, conditions to and anticipated completion of the proposed Merger, the expected ownership of the combined company and the composition of the combined company’s board of directors and management team; the anticipated distribution to BioSante’s stockholders of CVRs immediately prior to the Merger and the terms, timing and value of such CVRs, the potential benefits of the proposed Merger to BioSante’s and ANI’s stockholders, and the combined company’s plans, objectives, expectations and intentions with respect to future operations and products.  BioSante has identified some of these forward-looking statements with words like “intends,” “anticipates,” “expects,” “plans,” “will,” “may,” “believes,” “could,” “would,” “continue,” other words of similar meaning, derivations of such words and the use of future dates.  These forward-looking statements are based on BioSante’s current expectations about future events and are subject to a number of assumptions, risks and uncertainties, all of which are difficult to predict and many of which are beyond BioSante’s control and could cause actual results to differ materially from those matters expressed or implied by BioSante’s forward-looking statements. Forward-looking statements are only predictions or statements of current plans and can be affected by inaccurate assumptions BioSante might make or by known or unknown risks and uncertainties, including, among others, the failure of BioSante’s or ANI’s stockholders to approve the transaction, the risk that BioSante’s net cash at closing will be lower than currently anticipated or the failure of either party to meet the other conditions to the closing of the Merger; delays in completing the Merger and the risk that the Merger may not be completed at all; the failure to realize the anticipated benefits from the Merger or delay in realization thereof; the businesses of BioSante and ANI may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the Merger, including adverse effects on employee retention and on business relationships with third parties; the risk that the CVRs may not be distributed prior to the completion of the Merger or at all or may not be paid out or result in any value to BioSante’s stockholders; the combined company’s need for and ability to obtain additional financing; the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance; the marketing success of BioSante’s and the combined company’s licensees or sublicensees and general business and economic conditions.  For more information regarding these and other uncertainties and factors that could cause BioSante’s actual results to differ materially from what BioSante has anticipated in its forward-looking statements or otherwise could materially adversely affect the Merger and BioSante’s business, financial condition or operating results, see “Part II — Item 1A. Risk Factors” of BioSante’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2012. The risks and uncertainties described in such reports are not exclusive and further information concerning BioSante and its business, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. BioSante assumes no obligation to update, amend or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements, except as otherwise required by law. BioSante advises you, however, to consult any further disclosures BioSante makes on related subjects in its future annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that BioSante files with or furnishes to the SEC.

Important Additional Information for Investors and Stockholders

This communication in this current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication is being made in respect of the proposed Merger between BioSante and ANI and related matters involving BioSante and ANI.  In connection with the proposed transaction, BioSante intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials and BioSante plans to file with the SEC other documents regarding the proposed transaction.  The final joint proxy statement/prospectus will be mailed to the stockholders of BioSante and ANI.  Investors and security holders are urged to read the joint proxy statement/prospectus (including any amendments or supplements) and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information about BioSante, ANI and the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by BioSante at the SEC’s web site at www.sec.gov.  Free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC also can be obtained by directing a request to BioSante,  Attention: Investor Relations, telephone: (847) 478-0500.  In addition, investors and security holders may access copies of the documents filed with the SEC by BioSante on BioSante’s website at www.biosantepharma.com.

BioSante and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described in this report.  Information regarding BioSante’s directors and executive officers is available in BioSante’s annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 13, 2012 and BioSante’s definitive proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 9, 2012.  If and to the extent that any of the BioSante participants will receive any additional benefits in connection with the Merger that are unknown as of the date of this filing, the details of those benefits will be described in the definitive joint proxy statement/prospectus relating to the Merger.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of BioSante’s directors and executive officers in the Merger by reading the definitive joint proxy statement/prospectus when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Senior Vice President of Finance, Chief Financial Officer and Secretary

Dated: October 4, 2012

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

2.1	Agreement and Plan of Merger dated as of October 3, 2012 by and between BioSante Pharmaceuticals, Inc. and ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc.*	Filed herewith

10.1	Form of Voting Agreement dated as of October 3, 2012 by and between certain stockholders of ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. and BioSante Pharmaceuticals, Inc.	Filed herewith

10.2	Form of Voting Agreement dated as of October 3, 2012 by and between Meridian Venture Partners II, L.P. and BioSante Pharmaceuticals, Inc.	Filed herewith

10.3	Form of Voting Agreement dated as of October 3, 2012 by and between certain directors and officers of BioSante Pharmaceuticals, Inc. and ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc.	Filed herewith

10.4

Form of Lock-Up Agreement dated as of October 3, 2012 by and between the chief executive officer and chief financial officer and certain stockholders of ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. and BioSante Pharmaceuticals, Inc.

Filed herewith

99.1	Joint News Release issued by BioSante Pharmaceuticals, Inc. and ANIP Acquisition Company d/b/a ANI Pharmaceuticals, Inc. on October 4, 2012	Furnished herewith

*                                               All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. BioSante will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.